                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-4 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1996 to July 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August, 1996.

                                       GREEN TREE FINANCIAL CORP.




                                       BY: /s/Phyllis A. Knight
                                           ---------------------------
                                          Phyllis A. Knight
                                          Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996

                                    CUSIP#'S  393505-MK5,ML3,MM1,MN9,MP4,MQ2,MQ3
                                    TRUST ACCOUNT #80-4139100
                                    REMITTANCE DATE: 8/15/96

                                                   Total $         Per $1,000
                                                    Amount          Original
                                                  ----------     -------------
Class A Certificates
- --------------------
(1a) Amount available (including Monthly
     Servicing Fee)                              $6,589,197.15

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                            0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                         6,589,197.15

A.   Interest
     (2)  Aggregate Interest

          a. Class A-1 Remittance Rate(5.95%)           5.95%
          b. Class A-1 Interest                    207,563.50     4.51225000
          c. Class A-2 Remittance Rate(6.30%)           6.30%
          d. Class A-2 Interest                    210,000.00     5.25000000
          e. Class A-3 Remittance Rate(6.50%)           6.50%
          f. Class A-3 Interest                    178,750.00     5.41666667
          g. Class A-4 Remittance Rate(6.80%)           6.80%
          h. Class A-4 Interest                    481,666.67     5.66666671
          i. Class A-5 Remittance Rate(7.15%)           7.15%
          j. Class A-5 Interest                    166,833.33     5.95833321
          k. Class A-6 Rimittance Rate (7.40%)          7.40%
          i. Class A-6 Interest                    407,000.00     6.16666667
          k. Class A-7 Remittance Rate(7.90%,
             unless Weighted Average Contract
             rate is below (7.90%)                      7.90%
          l. Class A-7 Interest                    678,807.50     6.58333333

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                    .00            .00

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 2

                                    CUSIP#'S  393505-MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                    TRUST ACCOUNT #80-4139100
                                    REMITTANCE DATE: 8/15/96

                                                    Total $       Per $1,000
                                                     Amount        Original
                                                  -----------    ------------
(4) Remaining:
          a. Unpaid Class A Interest
             Shortfall                                    .00             .00

B.  Principal
    (5)  Formula Principal Distribution
          Amount                                 2,288,617.57             N/A
         a. Scheduled Principal                    569,101.79             N/A
         b. Principal Prepayments                1,555,793.63             N/A
         c. Liquidated Contracts                          .00             N/A
         d. Repurchases                                   .00             N/A
         e. Current Month Advanced Principal       684,311.09             N/A
         f. Prior Month Advanced Principal        (520,588.94)            N/A

    (6)  Pool Scheduled Principal Balance      468,942,031.32

   (6b)  Adjusted Pool Principal Balance       468,257,720.23       986.46033980
   (6c)  Pool Factor                               0.98646034

    (7)  Unpaid Class A Principal Shortfall
         (if any)following prior Remittance date          .00

    (8)  Class A Percentage for such Remittance
         Date                                          92.43%

    (9)  Class A Percentage for the following
          Remittance Date                              92.40%

   (10)  Class A Principal Distribution:
         a. Class A-1                            2,288,617.57    49.75255587
         b. Class A-2                                     .00            .00
         c. Class A-3                                     .00            .00
         d. Class A-4                                     .00            .00
         e. Class A-5                                     .00            .00
         f. Class A-6                                     .00            .00
         g. Class A-7                                     .00            .00

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 3

                                               CUSIP#'S 393505-
                                               MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                               TRUST ACCOUNT #80-4139100
                                               REMITTANCE DATE: 8/15/96

                                                  Total $        Per $1,000
                                                  Amount          Original
                                                ----------       -----------
 (11)    Class A-1 Principal Balance           39,572,929.23    860.28107022
(11a)    Class A-1 Pool Factor                     .86028107

 (12)    Class A-2 Principal Balance           40,000,000.00    1000.0000000
(12a)    Class A-2 Pool Factor                    1.00000000

 (13)    Class A-3 Principal Balance           33,000,000.00    1000.0000000
(13a)    Class A-3 Pool Factor                    1.00000000

 (14)    Class A-4 Principal Balance           85,000,000.00    1000.0000000
(14a)    Class A-4 Pool Factor                    1.00000000

 (15)    Class A-5 Principal Balance           28,000,000.00    1000.0000000
(15a)    Class A-5 Pool Factor                    1.00000000

 (16)    Class A-6 Principal Balance           66,000,000.00    1000.0000000
(16a)    Class A-6 Pool Factor                    1.00000000

 (17)    Class A-7 Principal Balance          103,110,000.00    1000.0000000
(17a)    Class A-7 Pool Factor                    1.00000000

 (18)    Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                            .00

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1996
                                     Page 4


                                       CUSIP#'S      393505-
                                       MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                       TRUST ACCOUNT #80-4139100
                                       REMITTANCE DATE: 8/15/96

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

   (19)  31-59 days                       1,981,737.90                61

   (20)  60 days or more                    457,200.36                12

   (21)  Current Month Repossessions         61,650.69                 3

   (22)  Repossession Inventory              61,650.69                 3

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Remittance Date     .10%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                .05%

(24) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date    .42%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                .23%

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 5

                                       CUSIP#'S   393505-
                                       MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                       TRUST ACCOUNT #80-4139100
                                       REMITTANCE DATE: 8/15/96

(25) Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from May 1, 2000 to
         April 28, 2001, 6.5% from May 1, 2001 to April 28,
         2002, 8.5% from May 1, 2002 to April 28, 2003 and
         and 9.5% thereafter)                                       0%

(26) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date        0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                      0%

(27) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                       15.64%

(28) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                .00

(b)  Class B Principal Balance (before any distributions
     on current Remittance Date) divided by pool Scheduled
     Principal Balance as of preceding Remittance Date is
     equal to or greater than 12.00%                             7.57%

        GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.75%
 PASS-THROUGH CERTIFICATES, SERIES 1996-4
         CLASS M1 CERTIFICATES
           MONTHLY REPORT
            July, 1996                              CUSIP NO. 393505MR0
              Page 6                                TRUST ACCOUNT #80-4139100
                                                    REMITTANCE DATE: 8/15/96

                                                       Total $      Per $1,000
                                                       Amount        Original
                                                     -----------    -----------
 CLASS M1 CERTIFICATES
 ---------------------
(29)  Amount available (including Monthly
      Servicing Fee)                                1,969,958.58

A.    Interest
(30)  Aggregate interest
      a.    Class M-1 Remittance Rate (7.75%,
            unless Weighted Average Contract
            Rate is below 7.75%)                           7.75%
      b.    Class M-1 Interest                        245,255.21     6.4583338

(31)  Amount applied to Class M-1 Interest
       Deficiency Amount                                     .00             0

(32)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                                      .00             0

(33)  Amount Applied to:
      a.    Unpaid Class M-1 Interest Shortfall              .00             0

(34)  Remaining:
      a.    Unpaid Class M-1 Interest Shortfall              .00             0

B.    Principal
(35)  Formula Principal Distribution Amount                  .00           N/A
      a.    Scheduled Principal                              .00           N/A
      b.    Principal Prepayments                            .00           N/A
      c.    Liquidated Contracts                             .00           N/A
      d.    Repurchases                                      .00           N/A

(36)  Class M-1 Principal Balance                  37,975,000.00 1000.00000000
(36a) Class M-1 Pool Factor                           1.00000000

(37)  Class M-1 Percentage for such Remittance Date         .00%
(38)  Class M-1 Principal Distribution:
      a.   Class M-1 (current)                               .00    0.00000000
      b.   Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance Date          .00

        GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
 PASS-THROUGH CERTIFICATES, SERIES 1996-4
         CLASS M1 CERTIFICATES                     CUSIP NO. 393505 MS8,MT6
            MONTHLY REPORT                         TRUST ACCOUNT #80-4139100
             July, 1996                            REMITTANCE DATE: 8/15/96
               Page 7

                                                      Total $        Per $1,000
                                                      Amount           Original
                                                    -----------     ------------
     (39)  Unpaid Class M-1 Principal Shortfall
           (if any) following current
           Remittance Date                               .00

     (40)  Class M-1 Percentage for the following
           Remittance Date                              .00%

 Class B1 Certificates
 ---------------------------
 (1)  Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including
      Monthly
      Servicing Fee)                                1,724,703.37

 (2)  Class B-1 Remittance Rate (7.80% unless
      Weighted Average Contract Rate is
      below  7.80%)                                        7.80%

 (3)  Aggregate Class B1 Interest                     123,402.50    6.50000000

 (4)  Amount applied to Unpaid Class
      B1 Interest Shortfall                                  .00           .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                                     .00           .00

 (6)  Amount applied to Class B1 Inerest
      Deficiency Amount                                      .00

 (7)  Remaining Unpaid
      Deficiency Amount                                      .00

 (8)  Unpaid Class B1
      (if any) following prior Remittance Date               .00

(8a)  Class B Percentage for such Remittance Date            .00

 (9)  Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)                 .00

    GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
 PASS-THROUGH CERTIFICATES, SERIES 1996-4
     CLASS M1 CERTIFICATES
      MONTHLY REPORT
       July, 1996                                     CUSIP NO. 393505 MS8, MT6
        Page 8                                        TRUST ACCOUNT #80-4139100
                                                      REMITTANCE DATE: 8/15/96

                                                         Total $     Per $1,000
                                                         Amount       Original
                                                       ----------    -----------
     (10a)  Class B1 Principal Shortfall                   .00

     (10b)  Unpaid Class B1 Principal Shortfall            .00

     (11)   Class B Principal Balance                 35,599,791.00

     (12)   Class B1 Principal Balance                18,985,000.00


 Class B2 Certificates
 ---------------------
(13)  Remaining Amount Available                     1,601,300.87

(14)  Class B-2 Remittance Rate (8.10%
      unless Weighted Average Contract
      Rate is less than 8.10%)                              8.10%

(15)  Aggregate Class B2 Interest                      112,149.84    6.75000005

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                   .00           .00

(17)  Remaining Unpaid Class B2
      Interest Shortfall                                      .00           .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                .00

(19)  Class B2 Principal Liquidation Loss Amount              .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                    .00

(21)  Guarantee Payment                                       .00

(22)  Class B2 Principal Balance                    16,614,791.00

       GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
  PASS-THROUGH CERTIFICATES, SERIES 1996-4
         CLASS M1 CERTIFICATES
            MONTHLY REPORT
              July, 1996                         CUSIP NO. 393505 MS8, MT6
                Page 9                           TRUST ACCOUNT #80-4139100
                                                 REMITTANCE DATE: 8/15/96


                                                    Total  $      Per $1,000
                                                    Amount         Original
                                                 ------------    ------------
(23)Monthly Servicing Fee (Deducted from
    Certificate Account balance to arrive at
    Amount Available if the Company or Green
    Tree Financial Corporation is not the
    Servicer; deducted from funds remaining
    after payment of Class A Distribution
    Amount, Class M-1 Distribution Amount,
    Class B-1 Distribution Amount and Class
    B-2 Distribution Amount; if the Company
    or Green Tree Financial Corporation
    is the Servicer)                               196,277.89

(24) Class C Residual Payment                    1,292,873.14

(25) Class M-1 Interest Deficiency on such
     Remittance Date                                      .00

(26) Class B-1 Interest Deficiency on such
     Remittance Date                                      .00

(27) Repossessed Contracts                          61,650.69

(28) Repossessed Contracts Remaining
     in Inventory                                   61,650.69

(29) Weighted Average Contract Rate                  10.05222